Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest Nasdaq-100® Buffer ETF - JUNE

(the “Fund”)

Supplement To The Fund’s Prospectus

Dated JUNE 10, 2022

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On June 17, 2022, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of June 21, 2022. The new Target Outcome Period will end on June 16, 2023. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for the Fund for the Target Outcome Period beginning on June 21, 2022.

FT Cboe Vest Nasdaq-100® Buffer ETF - JUNE (QJUN)

19.80% - 22.80%

(before fees, expenses and taxes)

18.90% - 21.90%

(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference